U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                Date of Report: December 29, 1997




                      IRON HOLDINGS CORP.
      (Exact name of registrant as specified in its charter)



                            NEVADA
                            ------
          (State or other jurisdiction of incorporation)



                0-24590                       84-1275559
         ---------------------                ----------
         (Commission File No.)               (IRS Employer
                                          Identification No.)



            88-90 103rd Ave.
            Ozone Park, N.Y.                     11417
---------------------------------------        ---------
(Address of principal executive offices)       (Zip code)






Registrant's telephone number, including area code:
(718) 323-4537

Item 2.  Acquisition and Disposition of Assets.

     Effective December 24, 1997, Iron Holdings Corp. (the "Company") entered into a letter of intent with CRT Corporation ("CRT"), a privately held Nevada corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of CRT, in exchange for issuance by the Company of previously unissued "restricted" common stock. Simultaneous thereto, the Company intends to unwind the merger which took place on or about March 31, 1997 with Iron Holdings Corp., a New York corporation ("Old Iron"). The Company will cancel all of the shares previously issued to the shareholders of Old Iron aggregating 4,500,000 shares as part of the material terms of unwinding this transaction.

     CRT is engaged in the business of (i) manufacturing Mexican food products to school districts, food services and major retail outlets throughout the US; (ii) manufacturing and distribution of frozed yogurt products in Southern California to major dairy distributors and school districts; and (iii) manufacturing and distribution of frozen pizzas and related food items to convenience stores, school districts and food services throughout the southwestern US. In addition, in September 1997, the Company acquired certain oil and gas leases in Concho County, Texas. These businesses are operated through wholly owned subsidiary companies of CRT. As of CRT's fiscal year ended September 30, 1997, CRT had total assets of $12,320,830 and shareholders' equity of $7,992,266 (audited).

     The relevant terms of the proposed CRT transaction require the Company to issue to the CRT shareholders an aggregate of 8,748,000 "restricted" common shares, representing 80% of the Company's then outstanding common stock, in exchange for all of the issued and outstanding shares of CRT.

     The proposed share exchange is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by the Company's and CRT shareholders and confirmation of the financial condition of CRT by presentation of CRT audited financial statements. The proposed transaction is expected to close immediately after these conditions have been satisfied. When the proposed transaction with CRT is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of CRT, or their designees.
A copy of the letter of intent between the Company and CRT is attached hereto as Exhibit 2.0 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits.

     2.0  Letter of Intent between the Company and CRT Corporation.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IRON HOLDINGS CORP.



                                   By:/s/ Anthony Gurino
                                      ---------------------------
                                      Anthony Gurino,
                                      President

Dated:  December 29, 1997

                       IRON HOLDINGS CORP.
                     _______________________

                           EXHIBIT 2.0
                     _______________________

                     LETTER OF INTENT BETWEEN

                         THE COMPANY AND

                         CRT CORPORATION
                     ________________________

                       Iron Holdings Corp.
                       88-09 103rd Avenue
                      Ozone Park, NY  11417


                        December 24, 1997



Board of Directors
CRT Corporation
1500 Quail St.
Suite 550
Newport Beach, CA 92660
Attention:  Louis Cherry, President

     Re:  Proposed Plan of Reorganization Between Iron Holdings
          Corp. and CRT Corporation

Dear Mr. Cherry:

This letter is intended to express the general terms of the Plan of Merger and Reorganization to be formalized between Iron Holdings Corp., a Nevada corporation ("IHC") and CRT Corporation, a Nevada corporation ("CRT"). The objective of our discussions has been the execution and consummation of applicable formal agreement(s) between IHC and CRT (the "Merger Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Merger and Reorganization of the Companies. The board of directors of IHC and CRT have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that an exchange of all of the issued and outstanding securities of IHC for shares of IHC common stock equal to ownership of 80% of IHC's outstanding shares would be in the best interest of both companies. It is the intent of the parties hereto that the proposed share exchange of IHC and IHC be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2.   Terms of Merger.

          (A) CRT's Capitalization. CRT's total authorized capital stock consists of 25,000,000 shares of Common Stock, par value $0.001 per share. No Preferred Shares are authorized. As of the date hereof and as of the Closing Date, as hereinafter defined, CRT shall have 4,695,228 common shares issued and outstanding. The number of CRT shares issued and outstanding may be increased or decreased prior to the Cloosing Date, but if so changed, the number of shares to be issued by IHC to the CRT shareholders, as referenced in Paragraph 2(D), below.

Board of Directors
CRT Corporation
December 24, 1997
Page 2


          (B) IHC's Capitalization. IHC's total authorized capital consists of 50,000,000 Common Shares, $0.01 par value per share, and 5,000,000 Preferred Shares, $0.01 par value per share. As of the date hereof, IHC has 6,687,000 common shares issued and outstanding. As of the date hereof, no shares of Preferred Stock are issued or outstanding. As of the Closing Date, as hereinafter defined, there will be 2,187,000 common shares issued and outstanding as a result of a "roll-out" and unwinding of a transaction between IHC and Iron Holdings Corp., a New York corporation ("Old IHC").

          (C)  Special Board and Shareholder Meetings.

          (i) Prior to Closing, the Board of Directors of IHC will either obtain the consent of a minimum of those IHC shareholders constituting a majority of the issued and outstanding common stock of IHC or otherwise call a special meeting of the IHC shareholders for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the IHC Articles of Incorporation, to change the name of IHC to "CRT Holding Corporation", or such other name as may be available and acceptable to the present IHC Board of Directors; (c) authorizing the unwinding of the IHC -Old IHC transaction; and (d) providing applicable dissenter's rights afforded to the IHC Shareholders pursuant to the laws of the State of Nevada; and (e) undertaking any additional amendments to the IHC Articles of Incorporation reasonably requested by the IHC Board of Directors and acceptable to the IHC Board of Directors.

          (ii) Prior to Closing, the Board of Directors of CRT will, if required or deemed advisable by CRT, (a) call a special meeting of the CRT shareholders for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the CRT Shareholders pursuant to the laws of the State of Nevada; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

          (D) Merger. Subject to the approval of the terms and conditions contained herein by a lawful number of the IHC and CRT shareholders, on or before January 31, 1998 IHC shall consummate a merger with CRT with IHC emerging as the surviving entity by the CRT shareholder exchanging all of the issued and outstanding CRT common shares owned by them for 8,748,000 "restricted" Common Shares of IHC (the "Closing" or "Closing Date").

Board of Directors
CRT Corporation
December 24, 1997
Page 3


          (E) Officers and Directors. At Closing, the present officers and directors of IHC shall deliver to CRT their respective letters of resignation, along with certified minutes of the IHC Board of Directors accepting such resignation and appointing to the IHC Board those persons designated by CRT to be officers and directors of the surviving entity herein.

     3. Financial Condition of IHC. Except as provided herein, as of the Closing Date, IHC's balance sheet will reflect assets of $100,000 in cash and a promissory note payable to the Company in the principal amount of $400,000. There will not be any liabilities.

     4. Financial Condition of CRT. CRT has provided to IHC its audited balance sheet for the fiscal year ended September 30, 1997, which indicates total assets of $12,320,830 and shareholders' equity of $7,992,266. On the Closing Date, the relevant Closing documents shall provide representations and warranties by CRT that its financial condition shall not experience any negative deviation from the September 30, 1997 audited financial statements. For purposes herein, negative deviation is hereby defined as 10% or more.

     5.   Conditions to Closing.

          (A) Closing. The Closing of the transaction proposed herein shall take place on or before January 31, 1998 (unless extended by the mutual consent of the parties hereto) and as soon as practical after the respective shareholders of IHC and CRT approve the terms included herein. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for IHC, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

          (B) To Be Provided by IHC. At or prior to Closing, IHC shall provide to the present Board of Directors of IHC the following:

          (i) a financial audit of it's books as of September 30, 1997 and unaudited financial statements for those interim periods and applicable proforma financial statements as required to be provided the SEC under Regulation SB, promulgated under the Securities Act of 1933, as amended, which shall be prepared in accordance with Generally Accepted Accounting Principles and provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to IHC by CRT prior to Closing; and

Board of Directors
CRT Corporation
December 24, 1997
Page 4


          (ii) an investment letter in a form acceptable to counsel to IHC, duly executed by each CRT shareholder, acknowledging that each such shareholder is exchanging their respective securities of CRT for their pro rata applicable number of IHC common shares, that such shares to be acquired by each CRT shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

          (C) Non-Delivery. Failure by CRT to provide those items described hereinabove, or failure of said audit to confirm the financial condition of CRT as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of IHC. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of IHC represented herein.

          (D) Representations of IHC. IHC hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

     6. Preparation of Information Statement. In the event IHC shareholder approval is obtained by consent, management of IHC, as successor management to IHC's present Board of Directors, shall cause to be prepared and disseminated to any non-voting IHC shareholder an Information Statement prepared in accordance with the Securities Act of 1933, as amended, and the relevant proxy rules contained therein.

     7. Default. In the event CRT fails to perform pursuant to Paragraphs 4 or 5, above, or close the transaction without the fault of IHC, CRT shall be responsible for payment of all reasonable costs incurred by IHC, including but not limited to attorneys fees, due diligence costs, costs related to proxy solicitation and such other costs as may be incurred directly relating to this proposed transaction. Otherwise, each party hereto shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated, except as provided in Paragraph 9, hereinbelow.

     8. Confidentiality. Upon the signing of this Letter of Intent, IHC and CRT will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from

Board of Directors
CRT Corporation
December 24, 1997
Page 5


public filings or published information), obtained concerning the other's operations, assets and business.

     9.   Retainer of Counsel.    As a material condition hereto,
upon execution hereof by CRT, CRT shall tender a non-refundable fee of $25,000 to Andrew I. Telsey, P.C., legal counsel to IHC, $15,000 of which shall be due and payable within ten (10) days after the date hereof, with the remaining balance of $10,000 on the earlier of either thirty (30) days thereafter or the Closing Date of the transaction described herein, in order to allow such counsel to commence preparation of all SEC filings and other related documentation necessary to allow IHC to comply with the rules and regulations necessary to consummate the transaction proposed herein. The fee referenced herein, shall constitute the sole financial obligation of CRT to IHC through the Closing Date of the transaction described herein.

     10. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

     11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     12. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     13. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested, postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. Any such notice shall be deemed to be given three (3) days after deposit in the U.S. mail.

     14. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

Board of Directors
CRT Corporation
December 24, 1997
Page 6


     15. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

IRON HOLDINGS CORP.


By:  s/Anthony Gurino
    -----------------------------
      Anthony Gurino, President

APPROVED AND ACCEPTED this  24th  day of December, 1997.

CRT CORPORATION


By:   s/Louis Cherry
    -----------------------------
     Louis Cherry, President

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